Fixed Assets - Schedule of Fixed Assets (Details) - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Total Fixed assets	$ 29,776	$ 2,421,308
Less accumulated depreciation	(28,303)	(2,416,888)
Net Fixed assets	1,473	4,420
Production Equipment [Member]
Total Fixed assets	15,182	32,769
Building [Member]
Total Fixed assets	0	3,235
Leasehold Improvements [Member]
Total Fixed assets	0	446,772
Office Equipment [Member]
Total Fixed assets	$ 14,594	$ 1,938,532